UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported): April 23, 2021

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PPD, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39212	45-3806427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
929 North Front Street
Wilmington, North Carolina 28401
(910) 251-0081
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PPD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 23, 2021, PPD, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders. As of February 25, 2021, the record date for the meeting, there were 350,428,741 shares of common stock outstanding and entitled to vote on all matters. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 –The following nominees were elected by plurality vote to serve on the Board of Directors as Class I directors for terms expiring at the 2024 Annual Meeting of Stockholders based upon the following votes:

	For	Withhold	Broker Non-Votes
Stephen Ensley	287,744,229	20,442,254	2,973,771
Maria Teresa Hilado	301,920,203	6,266,280	2,973,771
David Simmons	284,619,036	23,567,447	2,973,771

Proposal No. 2 – An advisory vote on the compensation of the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
301,129,258	6,957,762	99,463	2,973,771

Proposal No. 3 –An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
308,131,267	25,500	22,252	7,464	2,973,771

A majority of the Company’s stockholders approved, on an advisory basis, an annual stockholder advisory vote on named executive officer compensation. In light of these results, the Company will implement an annual advisory stockholder vote on named executive officer compensation until the next required vote on the frequency of stockholder votes on named executive officer compensation.

Proposal No. 4 –The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
310,879,746	262,538	17,970	0

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPD, Inc.

By:	/s/ Julia James
Name:	Julia James
Title:	Executive Vice President, General Counsel and Secretary
Date: April 28, 2021